Exhibit 99.1
Fastly Announces Third Quarter 2022 Financial Results

•Record quarterly revenue exceeded high-end of quarterly guidance range and grew 25% annually compared to prior quarter
•GAAP gross margin grew 370 bps sequentially; non-GAAP gross margin grew 320 basis points sequentially
•Average enterprise customer spend grew 4% sequentially

SAN FRANCISCO, November 2, 2022 — Fastly, Inc. (NYSE: FSLY), the world’s fastest edge cloud platform, today announced financial results for its third quarter ended September 30, 2022.

“We are pleased to announce another record quarter, continuing our revenue momentum into 2022 and exceeding the top end of our guidance range while improving our gross margin significantly,” said Todd Nightingale, CEO of Fastly.

“I’m excited that Fastly’s platform and differentiated products are driving both amazing new customer acquisition and increased existing customer usage,” continued Nightingale. “Our portfolio expansion strategy is working and we will be focusing our efforts on accelerating our cross-selling motion to drive growth into 2023.”

	Three months ended September 30,		Nine months ended September 30,
	2022	2021	2022	2021
Revenue	$108,504	$86,735	$313,404	$256,613
Gross Margin
GAAP gross margin	48.6%	52.4%	47.0%	53.6%
Non-GAAP gross margin	53.6%	57.5%	52.2%	58.4%
Operating loss
GAAP operating loss	$(65,765)	$(54,934)	$(197,737)	$(162,365)
Non-GAAP operating loss	$(19,841)	$(12,935)	$(64,474)	$(43,400)
Net loss per share
GAAP net loss per common share—basic and diluted	$(0.52)	$(0.48)	$(1.19)	$(1.43)
Non-GAAP net loss per common share—basic and diluted	$(0.14)	$(0.11)	$(0.52)	$(0.38)

Third Quarter 2022 Financial Summary

•Total revenue of $108.5 million, representing 6% sequential growth and 25% year-over-year growth.
•GAAP gross margin of 48.6%, compared to 52.4% in the third quarter of 2021. Non-GAAP gross margin of 53.6%, compared to 57.5% in the third quarter of 2021.
•GAAP net loss of $63.4 million, compared to $56.2 million in the third quarter of 2021. Non-GAAP net loss of $16.8 million, compared to $13.2 million in the third quarter of 2021.
•GAAP net loss per basic and diluted shares of $0.52 compared to $0.48 in the third quarter of 2021. Non-GAAP net loss per basic and diluted shares of $0.14, compared to $0.11 in the third quarter of 2021.
Key Metrics
•Trailing 12-month net retention rate (NRR LTM)1 increased to 118% in the third quarter from 117% in the second quarter 2022.
•Dollar-Based Net Expansion Rate (DBNER)2 increased to 122% in the third quarter from 120% in the second quarter 2022.
•Total customer count of 2,925 in the third quarter, of which 482 were enterprise3 customers.
•Average enterprise customer spend of $759K in the third quarter, up 4% quarter-over-quarter.

For a reconciliation of non-GAAP financial measures to their corresponding GAAP measures, please refer to the reconciliation table at the end of this press release.

Third Quarter Business Highlights

•Todd Nightingale joined Fastly as CEO, bringing his experience from Cisco where he led business strategy and development efforts for its multi-billion dollar networking portfolio as Executive VP and GM of Enterprise Networking and Cloud.
•Named a Challenger in Gartner® Magic Quadrant™ for Web Application and API Protection (WAAP). Along with our recent recognition as the Customers’ Choice for Web Application and API Protection for a fourth consecutive year, this validates Fastly’s first and only unified solution that protects Internet scale in any environment.
•Introduced the AWS Lambda agent for the Fastly Next-Gen WAF, further enhancing the ability to deploy Fastly’s Next-Gen WAF in more places and to support serverless and FaaS initiatives with one of the most popular serverless solutions on the market.
•Released general availability of a frictionless security solution, GraphQL inspection with Next-Gen WAF, supporting popular GraphQL APIs with GraphQL visibility and protection available right out of the box. Several customers in media streaming, financial services, and ecommerce achieve threat protection on their GraphQL with our turnkey solution.
•Selected by AWS as VIP Marketing Accelerate Partner to expand sales and distribution of Fastly Next-Gen WAF.

Fourth Quarter and Full Year 2022 Guidance

	Q4 2022	Full Year 2022
Total Revenue (millions)	$112 - $116	$425 - $429
Non-GAAP Operating Loss (millions)	($18.0) - ($14.0)	($82) - ($78)
Non-GAAP Net Loss per share (4)(5)	($0.15) - ($0.11)	($0.67) - ($0.63)
A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty of expenses that may be incurred in the future and cannot be reasonably determined or predicted at this time, although it is important to note that these factors could be material to Fastly’s future GAAP financial results.

Conference Call Information

Fastly will host an investor conference call to discuss its results at 1:30 p.m. PT / 4:30 p.m. ET on Wednesday, November 2, 2022.

Date: Wednesday, November 2, 2022
Time: 1:30 p.m. PT / 4:30 p.m. ET
Webcast: https://investors.fastly.com
Dial-in: 888-330-2022 (US/CA) or 646-960-0690 (Intl.)
Conf. ID#: 7543239

Please dial in at least 10 minutes prior to the 1:30 p.m. PT start time. A live webcast of the call will be available at https://investors.fastly.com where listeners may log on to the event by selecting the webcast link under the “Quarterly Results” section.

A telephone replay of the conference call will be available at approximately 5:00 p.m. PT, November 2 through November 16, 2022 by dialing 800-770-2030 or 647-362-9199 and entering the passcode 7543239.

About Fastly
Fastly’s powerful and programmable edge cloud platform helps the world’s top brands deliver the fastest online experiences possible, while improving site performance, enhancing security, and empowering innovation at global scale. With world-class support that achieves 95%+ average annual customer satisfaction ratings, Fastly’s beloved suite of edge compute, delivery, and security offerings has been recognized as a leader by industry analysts such as IDC, Forrester and Gartner. Compared to legacy providers, Fastly’s powerful and modern network architecture is the fastest on the planet, empowering developers to deliver secure websites and apps at global scale with rapid time-to-market and industry-leading cost savings. Thousands of the world’s most prominent organizations trust Fastly to help them upgrade the internet experience, including Reddit, Pinterest, Stripe, Neiman Marcus, The New York Times, Epic Games, and GitHub. Learn more about Fastly at https://www.fastly.com/, and follow us @fastly.

Forward-Looking Statements

This press release contains “forward-looking” statements that are based on our beliefs and assumptions and on information currently available to us on the date of this press release. Forward-looking statements may involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from those expressed or implied by the forward-looking statements. These statements include, but are not limited to, statements regarding our future financial and operating performance, including our outlook and guidance, the demand for our platform, and our ability to deliver on our long-term strategy. Except as required by law, we assume no obligation to update these forward-looking statements publicly or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Important factors that could cause our actual results to differ materially are detailed from time to time in the reports Fastly files with the Securities and Exchange Commission (“SEC”), including in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2022. Copies of reports filed with the SEC are posted on Fastly’s website and are available from Fastly without charge.

Use of Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States ("GAAP"), the Company uses the following non-GAAP measures of financial performance: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP basic and diluted net loss per common share, non-GAAP research and development, non-GAAP sales and marketing, non-GAAP general and administrative, free cash flow and adjusted EBITDA. The presentation of this additional financial information is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. These non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. In addition, these non-GAAP financial measures may be different from the non-GAAP financial measures used by other companies. These non-GAAP measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures. Management compensates for these limitations by reconciling these non-GAAP financial measures to the most comparable GAAP financial measures within our earnings releases.
Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss and non-GAAP basic and diluted net loss per common share, non-GAAP research and development, non-GAAP sales and marketing, and non-GAAP general and administrative differ from GAAP in that they exclude stock-based compensation expense, amortization of acquired intangible assets, acquisition-related expenses, executive transition costs, net gain on extinguishment of debt and amortization of debt discount and issuance costs.

Adjusted EBITDA: excludes stock-based compensation expense, depreciation and other amortization expenses, amortization of acquired intangible assets, acquisition-related expenses, executive transition costs, interest income, interest expense, including amortization of debt discount and issuance costs, net gain on extinguishment of debt, other income (expense), net, and income taxes.

Acquisition-related Expenses: consists of acquisition-related charges that are not related to ongoing operations. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance because these charges may not be reflective of our core business, ongoing operating results, or future outlook.

Amortization of Acquired Intangible Assets: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases and acquisitions. Management considers its operating results without this activity when evaluating its ongoing non-GAAP performance and its adjusted EBITDA performance because these charges are non-cash expenses that can be affected by the timing and magnitude of asset purchases and acquisitions and may not be reflective of our core business, ongoing operating results, or future outlook.

Amortization of Debt Discount and Issuance Costs: consists primarily of amortization expense related to our debt obligations. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook. These are included in our total interest expense.

Capital Expenditures: consists of cash used for purchases of property and equipment, net of proceeds from sale of property and equipment, capitalized internal-use software and payments on finance lease obligations, as reflected in our statement of cash flows.

Depreciation and Other Amortization Expense: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because these charges are non-cash expenses that can be affected by the timing and magnitude of asset purchases and may not be reflective of our core business, ongoing operating results, or future outlook.

Executive Transition costs: consists of one-time cash and non-cash charges recognized with respect to changes in our executive’s employment status. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.

Free Cash Flow: calculated as net cash used in operating activities less capital expenditures, including any advance payments made related to capital expenditures.

Income Taxes: consists primarily of expenses recognized related to state and foreign income taxes. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Interest Expense: consists primarily of interest expense related to our debt instruments, including amortization of debt discount and issuance costs. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Interest Income: consists primarily of interest income related to our marketable securities. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Net Gain on Debt Extinguishment: relates to net gain on the partial repurchase of our outstanding convertible debt. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Other Income (Expense), Net: consists primarily of foreign currency transaction gains and losses. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Stock-based Compensation Expense: consists of expenses for stock options, restricted stock units, performance awards, restricted stock awards and Employee Stock Purchase Plan ("ESPP") under our equity incentive plans. Although stock-based compensation is an expense for the Company and is viewed as a form of compensation, management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance, primarily because it is a non-cash expense not believed by management to be reflective of our core business, ongoing operating results, or future outlook. In addition, the value of some stock-based instruments is determined using formulas that incorporate variables, such as market volatility, that are beyond our control.
Management believes these non-GAAP financial measures and adjusted EBITDA serve as useful metrics for our management and investors because they enable a better understanding of the long-term performance of our core business and facilitate comparisons of our operating results over multiple periods and to those of peer companies, and when taken together with the corresponding GAAP financial measures and our reconciliations, enhance investors' overall understanding of our current financial performance.

Key Metrics
1 We calculate LTM Net Retention Rate by dividing the total customer revenue for the prior twelve-month period (“prior 12-month period”) ending at the beginning of the last twelve-month period (“LTM period”) minus revenue contraction due to billing decreases or customer churn, plus revenue expansion due to billing increases during the LTM period from the same customers by the total prior 12-month period revenue. We believe the LTM Net Retention Rate is supplemental as it removes some of the volatility that is inherent in a usage-based business model.
2 We calculate Dollar-Based Net Expansion Rate by dividing the revenue for a given period from customers who remained customers as of the last day of the given period (the “current” period) by the revenue from the same customers for the same period measured one year prior (the “base” period). The revenue included in the current period excludes revenue from (i) customers that churned after the end of the base period and (ii) new customers that entered into a customer agreement after the end of the base period.
3 Enterprise customers are defined as those spending $100,000 or more in the trailing twelve-month period.
4 Assumes weighted average basic shares outstanding of 123.6 million in Q4 2022 and 121.6 million for the full year 2022.
5 Non-GAAP Net Loss per share is calculated as Non-GAAP Net Loss divided by weighted average basic shares for 2022.

Condensed Consolidated Statements of Operations
(in thousands, except per share amounts, unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2022	2021	2022	2021
Revenue	$108,504	$86,735	$313,404	$256,613
Cost of revenue(1)	55,825	41,244	166,206	119,058
Gross profit	52,679	45,491	147,198	137,555
Operating expenses:
Research and development(1)	38,957	32,528	118,111	91,862
Sales and marketing(1)	47,006	39,288	135,246	110,494
General and administrative(1)	32,481	28,609	91,578	97,564
Total operating expenses	118,444	100,425	344,935	299,920
Loss from operations	(65,765)	(54,934)	(197,737)	(162,365)
Net gain on extinguishment of debt	—	—	54,391	—
Interest income	1,967	280	4,150	730
Interest expense	(1,381)	(1,555)	(4,533)	(3,652)
Other income (expense)	1,877	41	(75)	155
Loss before income taxes	(63,302)	(56,168)	(143,804)	(165,132)
Income tax expense	118	30	317	44
Net loss	$(63,420)	$(56,198)	$(144,121)	$(165,176)
Net income (loss) per share attributable to common stockholders, basic and diluted	$(0.52)	$(0.48)	$(1.19)	$(1.43)
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, basic and diluted	122,339	116,475	121,094	115,320

__________

(1)Includes stock-based compensation expense as follows:

	Three months ended September 30,		Nine months ended September 30,
	2022	2021	2022	2021
Cost of revenue	$2,978	$1,897	$9,112	$4,911
Research and development	14,488	14,752	46,966	31,344
Sales and marketing	10,920	9,121	31,198	19,760
General and administrative	10,992	10,866	27,102	44,885
Total	$39,378	$36,636	$114,378	$100,900

Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2022	2021	2022	2021
Gross Profit
GAAP gross profit	$52,679	$45,491	$147,198	$137,555
Stock-based compensation	2,978	1,897	9,112	4,911
Amortization of acquired intangible assets	2,475	2,475	7,425	7,425
Non-GAAP gross profit	$58,132	$49,863	$163,735	$149,891
GAAP gross margin	48.6%	52.4%	47.0%	53.6%
Non-GAAP gross margin	53.6%	57.5%	52.2%	58.4%

Research and development
GAAP research and development	$38,957	$32,528	$118,111	$91,862
Stock-based compensation	(14,488)	(14,752)	(46,966)	(31,344)
Non-GAAP research and development	$24,469	$17,776	$71,145	$60,518

Sales and marketing
GAAP sales and marketing	$47,006	$39,288	$135,246	$110,494
Stock-based compensation	(10,920)	(9,121)	(31,198)	(19,760)
Amortization of acquired intangible assets	(2,897)	(2,709)	(8,316)	(8,234)
Non-GAAP sales and marketing	$33,189	$27,458	$95,732	$82,500

General and administrative
GAAP general and administrative	$32,481	$28,609	$91,578	$97,564
Stock-based compensation	(7,959)	(10,866)	(24,069)	(44,885)
Executive transition costs	(4,207)	—	(4,207)	—
Acquisition-related expenses	—	(179)	(1,970)	(2,406)
Non-GAAP general and administrative	$20,315	$17,564	$61,332	$50,273

Operating loss
GAAP operating loss	$(65,765)	$(54,934)	$(197,737)	$(162,365)
Stock-based compensation	36,345	36,636	111,345	100,900
Executive transition costs	4,207	—	4,207	—
Amortization of acquired intangible assets	5,372	5,184	15,741	15,659
Acquisition-related expenses	—	179	1,970	2,406
Non-GAAP operating loss	$(19,841)	$(12,935)	$(64,474)	$(43,400)

Net loss
GAAP net loss	$(63,420)	$(56,198)	$(144,121)	$(165,176)
Stock-based compensation	36,345	36,636	111,345	100,900
Executive transition costs	4,207	—	4,207	—
Amortization of acquired intangible assets	5,372	5,184	15,741	15,659
Acquisition-related expenses	—	179	1,970	2,406
Net gain on extinguishment of debt	—	—	(54,391)	—
Amortization of debt discount and issuance costs	714	967	2,453	1,960
Non-GAAP loss	$(16,782)	$(13,232)	$(62,796)	$(44,251)

Non-GAAP net loss per common share—basic and diluted	$(0.14)	$(0.11)	$(0.52)	$(0.38)
Weighted average basic and diluted common shares	122,339	116,475	121,094	115,320

	Three months ended September 30,		Nine months ended September 30,
	2022	2021	2022	2021
Adjusted EBITDA
GAAP net loss	$(63,420)	$(56,198)	$(144,121)	$(165,176)
Stock-based compensation	36,345	36,636	111,345	100,900
Executive transition costs	4,207	—	4,207	—
Depreciation and other amortization	10,786	7,489	31,621	20,980
Amortization of acquired intangible assets	5,372	5,184	15,741	15,659
Acquisition-related expenses	—	179	1,970	2,406
Interest income	(1,967)	(280)	(4,150)	(730)
Interest expense	667	588	2,080	1,692
Amortization of debt discount and issuance costs	714	967	2,453	1,960
Net gain on extinguishment of debt	—	—	(54,391)	—
Other expense (income)	(1,877)	(41)	75	(155)
Income tax expense	118	30	317	44
Adjusted EBITDA	$(9,055)	$(5,446)	$(32,853)	$(22,420)

Condensed Consolidated Balance Sheets
(in thousands)

	As of September 30, 2022	As of December 31, 2021
	(unaudited)	(audited)
ASSETS
Current assets:
Cash and cash equivalents	$87,897	$166,068
Marketable securities, current	445,048	361,795
Accounts receivable, net of allowance for credit losses	72,914	64,625
Prepaid expenses and other current assets	31,321	32,160
Total current assets	637,180	624,648
Property and equipment, net	179,080	166,961
Operating lease right-of-use assets, net	72,374	69,631
Goodwill	670,158	636,805
Intangible assets, net	88,482	102,596
Marketable securities, non-current	186,066	528,911
Other assets	73,258	29,468
Total assets	$1,906,598	$2,159,020
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$8,265	$9,257
Accrued expenses	54,186	36,112
Finance lease liabilities, current	27,807	21,125
Operating lease liabilities, current	20,919	20,271
Other current liabilities	33,422	45,107
Total current liabilities	144,599	131,872
Long-term debt	704,042	933,205
Finance lease liabilities, noncurrent	21,027	22,293
Operating lease liabilities, noncurrent	62,750	55,114
Other long-term liabilities	7,201	2,583
Total liabilities	939,619	1,145,067
Stockholders’ equity:
Class A common stock	2	2
Additional paid-in capital	1,634,666	1,527,468
Accumulated other comprehensive loss	(12,678)	(2,627)
Accumulated deficit	(655,011)	(510,890)
Total stockholders’ equity	966,979	1,013,953
Total liabilities and stockholders’ equity	$1,906,598	$2,159,020

Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2022	2021	2022	2021
Cash flows from operating activities:
Net loss	$(63,420)	$(56,198)	$(144,121)	$(165,176)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation expense	10,662	7,364	31,248	20,710
Amortization of intangible assets	5,496	5,309	16,114	15,929
Amortization of right-of-use assets and other	8,501	7,158	21,879	19,818
Amortization of debt discount and issuance costs	715	966	2,454	2,235
Amortization of deferred contract costs	2,031	1,621	6,020	4,567
Stock-based compensation	39,378	36,636	114,378	100,900
Provision for credit losses	1,253	236	1,782	41
Interest on finance lease	(603)	(524)	(1,843)	(1,259)
Loss on disposals of property and equipment	—	(204)	854	(177)
Amortization and accretion of discounts and premiums on investments	771	—	2,622	—
Net gain on extinguishment of debt	—	—	(54,391)	—
Other adjustments	(353)	683	(292)	1,496
Changes in operating assets and liabilities:
Accounts receivable	(5,949)	1,595	(10,071)	(4,017)
Prepaid expenses and other current assets	(975)	(8)	(5,787)	(5,502)
Other assets	(13,505)	(2,231)	(19,904)	(7,320)
Accounts payable	(4,301)	(1,815)	(3,457)	(1,653)
Accrued expenses	3,328	6,548	4,490	2,713
Operating lease liabilities	(7,830)	(6,879)	(20,667)	(19,735)
Other liabilities	(2,833)	(2,948)	1,188	5,856
Net cash used in operating activities	(27,634)	(2,691)	(57,504)	(30,574)
Cash flows from investing activities:
Purchases of marketable securities	—	(443,701)	(355,479)	(777,569)
Sales of marketable securities	—	51,739	161,853	64,236
Maturities of marketable securities	72,857	15,600	440,737	72,853
Business acquisitions, net of cash acquired and other related payments	(1,746)	—	(27,745)	—
Advance payment for purchase of property and equipment	(1,964)	—	(31,274)	—
Purchases of property and equipment	(2,631)	(20,254)	(11,446)	(31,267)
Proceeds from sale of property and equipment	125	291	366	291
Capitalized internal-use software	(5,120)	(7,619)	(13,856)	(10,299)
Purchase of intangible assets	—	1	—	(2,092)
Net cash provided by (used in) investing activities	61,521	(403,943)	163,156	(683,847)
Cash flows from financing activities:
Issuance of convertible note, net of issuance costs	—	—	—	930,775
Payments of other debt issuance costs	—	—	—	(1,351)
Net cash paid for debt extinguishment	—	—	(177,082)	—
Repayments of finance lease liabilities	(7,076)	(3,985)	(18,105)	(10,564)
Cash received for restricted stock sold in advance of vesting conditions	—	—	10,655	—
Cash paid for early sale of restricted shares	(3,618)	—	(10,655)	—
Proceeds from exercise of vested stock options	555	1,430	5,324	9,094
Proceeds from employee stock purchase plan	1,749	3,489	5,726	5,994
Net cash provided by (used in) financing activities	(8,390)	934	(184,137)	933,948
Effects of exchange rate changes on cash and cash equivalents	(110)	(242)	(429)	(383)
Net increase (decrease) in cash and cash equivalents	25,387	(405,942)	(78,914)	219,144
Cash and cash equivalents and restricted cash at beginning of period	62,660	688,966	166,961	63,880
Cash and cash equivalents and restricted cash at end of period	88,047	283,024	88,047	283,024
Reconciliation of cash, cash equivalents, and restricted cash as shown in the statements of cash flows:
Cash and cash equivalents	87,897	282,131	87,897	282,131
Restricted cash, current	150	—	150	—
Restricted cash, non-current	—	893	—	893
Total cash, cash equivalents, and restricted cash	$88,047	$283,024	$88,047	$283,024

Free Cash Flow
(in thousands, unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2022	2021	2022	2021
Cash flow used in operations	$(27,634)	$(2,691)	$(57,504)	$(30,574)
Capital expenditures(1)	(14,702)	(31,567)	(43,041)	(51,839)
Advance payment for purchase of property and equipment(2)	$(1,964)	$—	$(31,274)	$—
Free Cash Flow	$(44,300)	$(34,258)	$(131,819)	$(82,413)
__________
(1)Capital Expenditures are defined as cash used for purchases of property and equipment, net of proceeds from sale of property and equipment, and capitalized internal-use software and payments on finance lease obligations, as reflected in our statement of cash flows.
(2)Advance payments for purchase of property and equipment relate to prepayments made for our capital expenditures in advance of receiving the asset, as reflected in our statement of cash flows.

Contacts:
Investor Contact:
Vernon Essi, Jr.
ir@fastly.com

Media Contact:
press@fastly.com

Source: Fastly, Inc.